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                                MODIFICATION AGREEMENT



DATE:                   January 8, 1997

PARTIES: Borrower:      Melody Homes, Inc.,
                        a Delaware corporation

         Borrower       11031 Sheridan Boulevard
         Address:       Westminster, Colorado 80020


         Bank:          Bank One, Arizona, NA,
                        a national banking association

         Bank           Western Region Real Estate
         Address:       P.O. Box 29542
                        Phoenix, Arizona 85038


RECITALS:

         A. Bank has extended to Borrower and Falcon Development Corporation, a Nevada corporation ("FDC"), credit ("LOAN") in the principal amount of Thirty Eight Million Five Hundred Thousand and No/100 Dollars ($38,500,000.00)
pursuant to that certain Amended and Restated Loan Agreement dated November 25, 1996, ("CREDIT AGREEMENT"), and evidenced by that certain Amended and Restated Promissory Note dated November 25, 1996 ("NOTE"). The unpaid principal of the
Loan as of the date hereof is $14,757,986.07.   Bank has also made available to
Borrower a letter of credit facility in an amount up to Three Million and No/100 Dollars ($3,000,000.00) (the "LETTER OF CREDIT FACILITY").

         B. The Loan and the Letter of Credit Facility are secured by, and/or guaranteed by, among other things:

                   (i) various Mortgages, Assignments of Rents, Fixture Filings, and Security Agreements executed by Borrower, and various Deeds of Trust, Assignments of Rents and Security Agreements and Fixture Filings executed by FDC encumbering certain real property, located in the States of Colorado and Nevada (as same may be amended, modified and restated in accordance with the terms hereof, the "MORTGAGE"); and
                   (ii) those certain Amended and Restated Guarantees of Payment dated as of November 25, 1996 (the "REPAYMENT GUARANTEES"), by Madison B. Graves II and Susan Graves, husband


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                   and wife; Fred L. Ahlstrom and Debra Ahlstrom, husband and wife; Mark S. Doppe, a married man dealing with his sole and separate property; and Jacob D. Bingham and Francine H. Bingham, husband and wife (collectively the "GUARANTORS") in favor of the Bank.

                   (iii) those certain Amended and Restated Guarantees of Performance dated as of November 25, 1996 (the "PERFORMANCE GUARANTEES"), by the Guarantors in favor of the Bank

The Repayment Guarantees and the Performance Guarantees are referred to collectively as the "GUARANTEES" and the Mortgage, the Guarantees, and the agreements, documents, and instruments securing the Loan, the Note and the Letter of Credit Facility are referred to individually and collectively as the "SECURITY DOCUMENTS").

         C. The Note, the Credit Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS".

         D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.  ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.  MODIFICATION OF LOAN DOCUMENTS.

   2.1   The Loan Documents are modified as follows:

   2.1.1 Upon the satisfaction of all conditions precedent as set forth in Paragraph 6 below, Bank hereby agrees that FDC's obligations under the Loan Documents shall be terminated and hereby releases, discharges and forever quitclaims unto FDC any and all claims, liabilities and obligations arising at any time out of or relating to the Note, the Credit Agreement, the Security Documents, and any other document now or hereafter securing any of the foregoing. Any and all references to "FDC" and "FDC Loan", in the Loan Documents are hereby deleted and any and all covenants, warranties and agreements relating exclusively to FDC are hereby deleted. All covenants, warranties and agreements relating to both the Borrower and FDC shall be modified so as to apply solely to the Borrower and the Borrower


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hereby warrants and agrees to maintain compliance with said covenants, warranties and agreements.

    2.1.2 Upon the satisfaction of all conditions precedent as set forth in Paragraph 6 below, Bank hereby agrees that the Guarantees are terminated and shall be of no further force or effect and hereby releases and discharges the Guarantors from any and all claims, liabilities and obligations against the Guarantors arising at any time out of or relating to the Note, the Guarantees, the Credit Agreement, the Security Documents, and any other document now or hereafter securing any of the foregoing. Any and all references to "Guarantor(s)" in the Loan Documents are hereby deleted and any and all covenants, warranties and agreements relating to the Guarantors are hereby deleted.

    2.1.3     The definitions of  "A&D LOAN AMOUNT", "CONSTRUCTION LOAN
AMOUNT", "INTEREST RATE", and MODEL HOME COMMITMENT" in the Credit Agreement are hereby deleted in their entirety and replaced with the following:

    "A & D LOAN AMOUNT" shall mean an amount of up to Fifteen Million and No/100 Dollars ($15,000,000.00), which includes all principal amounts outstanding and all amounts committed but not yet advanced. Notwithstanding anything contained herein to the contrary, the maximum principal amount advanced and/or committed under the Loan, including the A & D Loan Amount, shall never exceed Thirty-Eight Million and No/100 Dollars ($38,000,000.00). In the event that Borrower does not utilize all of the A & D Loan Amount, Lender may elect, in its reasonable discretion, to allow Borrower to utilize the unused portion of the A & D Loan Amount for Home Loans.

    "CONSTRUCTION LOAN AMOUNT" shall mean an amount up to the sum of Thirty-Eight Million and No/100 Dollars ($38,000,000.00), which includes all principal amounts outstanding and all amounts committed but not yet advanced. Notwithstanding anything contained herein to the contrary, the maximum principal amount advanced and/or committed under the Loan, including the Construction Loan Amount, shall never exceed Thirty-Eight Million and No/100 Dollars ($38,000,000.00).

    "INTEREST RATE" shall mean a rate of interest equal to the Index Rate. The Interest Rate shall change from time to time as and when the Index Rate changes.

    "MODEL HOME COMMITMENT" shall mean Lender's commitment to advance an aggregate amount up to the sum of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) for construction of Model Homes, which includes all principal amounts outstanding and all amounts committed but not yet advanced. Notwithstanding anything contained herein to the contrary, the maximum principal amount advanced and/or committed under the Loan, including the Model Home Commitment, shall never exceed Thirty-Eight Million and No/100 Dollars ($38,000,000.00).

   2.1.4 Sections 10.21, 10.22 and 10.24 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:


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         10.21     FINANCIAL COVENANTS.

                   (a) On a quarterly basis, Borrower shall achieve Tangible Net Worth in an amount not less than 100% of the Tangible Net Worth of Borrower upon the date of acquisition by Schuler Homes, Inc., a Delaware corporation ("SCHULER") plus 50% of future earnings of Borrower.

                   (b) On a quarterly basis, Borrower shall achieve Liquidity of not less than ten percent (10%) of Total Liabilities.

                   (c) On a quarterly basis, Borrower, all in a manner consistent with financial statements previously provided by Borrower to Lender, shall maintain a Debt Ratio of not more than 3.0 to 1.0.

                   (d) On a rolling four quarter basis, Borrower shall maintain a Constant Interest Only Coverage of no less than 3.0 to 1.0.

                   (e) At all times during the term of the Loan, the number of Spec Homes and Model Homes, in the aggregate, under construction and completed, shall not exceed the number of units delivered in the preceding twelve (12) months multiplied by 10%.

As used in this Agreement and this Section, the following are defined terms:

     "CONSTANT INTEREST ONLY COVERAGE" shall mean an amount, expressed as a percentage, calculated by Lender, and equal to (i) the earnings before interest and taxes for the period in question divided by (ii) interest expense, including all capitalized interest, interest paid on subordinated debt.

     "DEBT" shall be defined in accordance with generally accepted accounting principles (GAAP) and will exclude subordinated debt.

     "DEBT RATIO" means, with respect to any person, the ratio of (i) such person's Debt to (ii) such person's Tangible Net Worth.

     "INTANGIBLE ASSETS" means all intangible assets under GAAP, including, without limitation, copyrights, franchises, goodwill, licenses, non-competition covenants, organization or formation expenses, patents, service marks, service names, trademarks, tradenames, write-up in the book value of any asset in excess of the acquisition cost of the asset to such Person, any amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of such person, unamortized leasehold improvements expense not recoverable at the end of the lease term, unamortized debt discount, and all deferred taxes.


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     "LIQUIDITY" means the amount of such person's unencumbered cash and unencumbered cash equivalents as determined in accordance with GAAP, plus availability under Lender's lines of credit.

     "TANGIBLE NET WORTH" is defined in accordance with GAAP and includes minority shareholder interests and subordinated debt, less the value of all Intangible Assets.

     "TOTAL LIABILITIES" shall be defined in accordance with generally accepted accounting principles (GAAP) and will exclude subordinated debt.

     10.22 CHANGE IN CONTROL. At no time shall Schuler own less than one hundred percent (100%) of the issued and outstanding common stock of Melody.

     10.24 LAND ACQUISITIONS. Borrower covenants and agrees with Lender that the book value of all land held by Borrower, including land under development, shall not exceed 125% of Tangible Net Worth.

     2.1.5 The following new event of default is hereby added to the Credit Agreement under Section 11.1:

     (q) The occurrence and continuation of an Event of Default, as defined in that certain Credit Agreement dated as of March 29, 1996, among Schuler and the Banks (as defined therein), as amended by Supplement No. 1 to Credit Agreement, as may be further amended (the SCHULER CREDIT FACILITY"), relating solely and exclusively to the breach or non-compliance by Schuler under the financial covenants set forth in Sections 6.07, 7.02, 7.03, and 7.04 of the Credit Agreement for the Schuler Credit Facility. A true and correct copy of the Credit Agreement for the Schuler Credit Facility is attached hereto as SCHEDULE 1.

    2.1.6 The amount of "$38,500,000.00" in the caption of the Note is hereby deleted in its entirety and replaced with the following: "$38,000,000.00". All references in the Loan Documents to "$38,500,000.00" are hereby deleted in their entirety and replaced with the new loan amount of $38,000,000.00."

    2.1.7 The first sentence of Section 1 of the Note is hereby deleted in its entirety and the following is inserted in place thereof:

               For value received, MELODY HOMES, INC., a Delaware corporation ("MAKER"), promises to pay to the order of BANK
               ONE, ARIZONA, NA, a national banking association ("HOLDER"), at its office at 241 North Central Avenue, Phoenix, Arizona 85004, or at such other place as the Holder hereof may from time to time designate in writing, the principal sum of Thirty-Eight Million and No/100 Dollars ($38,000,000.00), or so much thereof as shall from time to time be disbursed under that certain Amended and Restated Loan Agreement (as it may be amended, modified, extended, and renewed from time to time, the "LOAN AGREEMENT") of even date herewith between Maker and Holder, together with accrued interest from the date of disbursement on the unpaid principal at the applicable rate as set forth in
               Section 4.

     2.1.8 Upon the satisfaction of all conditions precedent as set forth in Paragraph 6 below, Bank hereby consents to (i) the transfer of all of the outstanding shares of common stock in Borrower to Schuler Homes, Inc., a Delaware corporation, and (ii) the security interest granted by Borrower in favor of First Hawaiian Bank pursuant to the terms and conditions of that certain Security Agreement, a draft copy of which is attached hereto as SCHEDULE
2. Except as set forth in the preceding sentence, Bank's consent to this transfer and security interest shall in no way be deemed a waiver of any of the terms and conditions of the Loan Documents.

     2.1.9 With respect to the existing LLC Loans (as defined in the Credit Agreement), Bank and Borrower agree that such loans shall remain in effect, however, upon the satisfaction of all conditions precedent as set forth in Paragraph 6 below, such loans shall be cross-defaulted with the Loan and the collateral for the LLC Loans shall also act as collateral for the Loan, it being the intention and agreement of Bank and Borrower to cross-default and cross-collateralize the LLC Loans and the Loan. Borrower agrees to cause the borrowers under the LLC Loans to execute a Memorandum of Modification evidencing the agreements set forth in this paragraph, which memoranda shall be recorded in the County where the real property is located. Borrower agrees to pay all recording costs and fees, together with all title insurance costs and fees relating to a CLTA 110.5, or its equivalent, to Bank's policy of title insurance relating to the recording of the memoranda.

    2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

    2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.   BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

    4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

    4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

    4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

    4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

    4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

    4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.   BORROWER COVENANTS.

Borrower covenants with Bank:

    5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

    5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement. In addition, and without any way limiting the foregoing, the Borrower hereby releases all claims and rights at law and/or in equity which the Borrower may have against the Bank arising out of or relating to the release of FDC and the Guarantors under the Note, the Guarantees, the Credit Agreement, the Security Documents, and any other document now or hereafter securing any of the foregoing and any negotiations or agreements relating thereto.

    5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

      5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

      5.3.2 All of the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, processing, and all other costs, expenses, and fees).

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until each of the following shall have occurred: (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement,
(iii) the acquisition of all of the issued and outstanding shares of common stock in Borrower by Schuler Homes, Inc., a Delaware corporation, must have been completed, (iv) all of the FDC Loans (as defined in the Credit Agreement) must have been fully repaid, (v) Bank has received resolutions, good standing certificates and amendments to formation documents for Borrower, (vi) Bank has received an updated opinion letter relating to Borrower on or before January 20, 1997, and (vii) Bank has received a fully executed copy of the Security Agreement executed by Borrower in favor of First Hawaiian Bank, a draft copy of which is attached hereto as SCHEDULE 2.

7.   ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.


8.   BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

9.   CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State


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of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

11.  ARBITRATION.

        11.1 BINDING ARBITRATION. Bank and Borrower hereby agree that all controversies and claims arising directly or indirectly out of this Agreement and the Loan Documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

        11.2 ARBITRATION PANEL. A single arbitrator shall have the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

        11.3 PROVISIONAL REMEDIES; SELF HELP; AND FORECLOSURE. No provision of Section 11.1 shall limit the right of any party to exercise self help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Bank's option, it may enforce its right under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the rights to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.






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        [THE REMAINING PORTION OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


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DATED as of the date first above stated.



                                   MELODY HOMES, INC., a Delaware corporation


                                   By:    /s/ JAMES K. SCHULER
                                      -------------------------------------
                                   Name:  James K. Schuler
                                        -----------------------------------
                                   Title: PRESIDENT
                                         ----------------------------------

                                             BANK ONE, ARIZONA, NA, a
                                             national banking    association


                                   By:    /s/ PATRICIA A. RICHARDS
                                      -------------------------------------
                                   Name:  Patricia A. Richards
                                        -----------------------------------
                                   Title: VICE PRESIDENT
                                         ----------------------------------



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                                      SCHEDULE 1

                TRUE CORRECT COMPLETE COPY OF SCHULER CREDIT AGREEMENT


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                                      SCHEDULE 2

                   TRUE CORRECT COMPLETE COPY OF SECURITY AGREEMENT